UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (Formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Annual Report

October 31, 2013

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Letter to Shareholders (unaudited)

October 31, 2013

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) (formerly know as Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) for the twelve-month period ended October 31, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

Elective Cash Distribution

On December 6, 2013 the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $6.02616 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution will be paid in shares of the Fund’s common stock. However, shareholders may to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders will be limited to 60% of the aggregate dollar amount of the total distribution. If cash distribution requests exceed this limit, the Fund will pro-rate the cash distribution among all shareholders who have made such requests, based on the amounts requested. Requesting shareholders who do not receive 100% of their distribution in cash, will receive the balance in shares of common stock of the Fund. Shareholder requests to receive cash in lieu of stock must be received by Computershare Trust Company, N.A., the Fund’s transfer agent, not later than 4 p.m. (New York time) on January 22, 2014. All fractional shares will be paid in cash. A written notice of the planned distribution will be sent to shareholders. The written notice will include instructions on how shareholders can request to receive cash in lieu of stock.

The per share value of shares of the Fund’s common stock to be issued in the special cash distribution will be determined on January 23, 2014. The per share value will be the average trading price of the Fund’s common shares on the NYSE MKT as of the close of trading during a three-business day period ending on January 23, 2014.

Total Return Performance

For the year ended October 31, 2013, the total return to shareholders of the Fund, based on the net asset value (“NAV”) of the Fund net of fees, and assuming reinvestment of dividends and distributions, was 0.8% versus a return of 10.6% for the Fund’s new benchmark, the MSCI Emerging Markets Small Cap Index.

Share Price and NAV

For the year ended October 31, 2013, based on market price, the Fund’s total return was 1.0%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 0.9% over the twelve months, from $20.65 on October 31, 2012 to $20.47 on October 31, 2013. The Fund’s share price on October 31, 2013 represented a discount of 9.8% to the NAV per share of $22.69 on that date, compared with a discount of 10.0% to the NAV per share of $22.95 on October 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news,

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States, or

•   emailing InvestorRelations@aberdeen-asset.com

•   visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•   visiting www.aberdeenetf.com

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Adviser (unaudited)

October 31, 2013

Market Review

Emerging market equities rose during the reporting period, but underperformed their developed-market peers. Stock markets had a positive start as tension in the Eurozone1 eased and the U.S. narrowly averted the “fiscal cliff,” a series of tax hikes and government spending cuts, which had threatened to push the economy back into recession. The momentum, though, faltered at the turn of the year. Gathering signs of an economic slowdown spreading from China weighed on market sentiment. The prospect of the U.S. Federal Reserve (Fed) scaling back its government bond purchases sparked a further sell-off in emerging markets over the summer of 2013. Shares tumbled, and currencies, especially those seen as vulnerable to a capital flight, depreciated sharply against the U.S. Dollar. Brazil and Turkey came under extra pressure amid nationwide anti-government protests. However, the Fed’s assurance that it would maintain stimulus until there is substantial economic improvement, coupled with a temporary resolution to lift the U.S. debt ceiling, turned sentiment around in the last two months of the review period. Improving Chinese economic data also eased worries of a sharp slowdown.

Fund Performance Review

The Fund’s new mandate to focus on global emerging markets smaller companies, became effective March 15, 2013. The Fund now seeks to achieve its investment objective of long-term capital appreciation by investing at least 80% of its net assets in equity securities of in emerging markets smaller company issuers.

During the twelve months ended October 31, 2013, the Fund’s underperformance relative to the benchmark MSCI Emerging Markets Small Cap Index was attributable largely to currency effects and asset allocation. Stock selection, however, was generally positive. Countries such as China, Korea and Taiwan, where the Fund is underweight because of what we believe to be a lack of quality companies held up better amid the volatility. These shares gained on expectations of strengthening exports along with an improving outlook in the developed markets. In addition, China and Taiwan benefited from their pegged or managed currencies. Rising expectations of growth in the tech sector also supported the Taiwan market.

As bottom-up stock pickers, our asset allocation strategy results from our selection of what we believe are high-quality companies that are attractively valued. We do not actively seek to underweight or overweight countries or sectors, as country and sector allocation is instead the result of our bottom-up stock selection. This style may lead to significant deviations from the benchmark index.

The Fund’s overweight position to emerging Europe versus the benchmark MSCI Emerging Markets Small Cap Index contributed to performance with both positive allocation and stock selection. In particular, Turkey, where the holdings in insurer Aksigorta AS and cement maker, Cimsa Cimento Sanayi VE Tica bolstered performance as both companies reported healthy results during the reporting period. Conversely, the overweight to Latin America, mainly in Brazil, detracted from performance, however, stock selection in the region was positive. In Brazil, domestic equities and the Real came under pressure on the back of the emerging market sell-off over the summer, with slowing economic growth and widespread protests. Despite this, we generally remain positive about Brazil, as we believe that it offers a deep market of quality companies at attractive valuations.

Among the largest contributors to Fund performance among individual stocks was Thai “cash & carry” wholesaler Siam Makro, whose shares surged sharply following news of a take-over bid by Thai retail conglomerate CP ALL. Siam Makro also benefited from the stable operating environment over the period. We subsequently exited the position after the run-up in the share price. Other contributors included Hong Kong’s Dah Sing Banking Group Limited, which benefited from its industry peer Wing Hang Bank’s takeover offers, as interest in consolidating family-owned banks was renewed among larger lenders. Detracting from Fund performance was the holding in Chilean mall operator Parque Arauco S.A., which was weighed down by expectations of capital issuance to fund growth. Additionally, cement maker PT Holcim Indonesia Tbk experienced a weaker macroeconomic environment and cost pressures.

As discussed in previous reports, most of the Fund’s venture capital holdings are foreign technology oriented venture capital funds. Global equity markets performed very strongly over the past 12 month period, increasing in value, albeit with a slight sell-off in June when former Fed chairman, Ben Bernanke, signaled that U.S. quantitative easing could cease earlier than expected. Although it was another volatile 12 months, technology markets performed very strongly over the period with the Dow Jones U.S. Technology Index increasing 16.2% to October 31, 2013. The valuation of the venture capital holdings as a whole decreased 2.2% over the twelve month period. The decline in valuation is predominantly driven by the large write down of the JP Morgan Latin America Capital Partners holding which was marked down 44.9% twelve months ending October 31, 2013.

In December 2012, the SVE Star Ventures portfolio IX was sold in a secondary sale following the end of the fund’s term. A discount of approximately 48% was applied on the sale and the holding’s remaining value in the Fund (escrows from the respective sales of Aeroscout and Broadlight) has been written down accordingly. Earlier in October 2012, SVE Star Ventures IX’s holding of Vidyo, a video conferencing technology company, was distributed in specie to the Fund and is now held in trust.

Venture capital holdings distributed $1,069,841 during the fiscal year ended October 31, 2013, with 75% of these proceeds being received

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Report of the Investment Adviser (unaudited)

October 31, 2013

by the Fund in the first six months of the financial year of the Fund. The largest distribution proceeds over the year were from SVE Star Ventures IX ($319,200), Emerging Markets Ventures ($126,500), and Concord Ventures II Fund ($120,668). One capital call was issued over the year from JP Morgan Latin America Capital Partners of $53,123 for fees and as of October 31, 2013, the Fund had 5.6% of its total capital commitment still unfunded in its active investments. We believe it is unlikely that the general partner will implement capital calls for new investments.

Outlook

We believe that hopes for continued stimulus from the Fed have provided a respite to battered emerging market equities, but caution is still merited as uncertainties persist. Chief among these is the outlook for U.S. monetary policy. The Fed subsequently announced a moderate initial taper following its December 2013 policy meeting, reflecting the improved labor market and U.S. government fiscal situation. The Fed’s move generally was expected, and we believe that the markets already had priced in a modest reduction in quantitative easing. Ultimately, we believe that a recovery in the U.S. is positive for global growth, although in the short term this could potentially result in painful market adjustments as liquidity is withdrawn and yields rise. Attention will be focused on where China’s economy is headed as well. Beijing has unveiled a range of substantial economic and social reforms, but, in our view, implementing these changes in the face of resistance from vested interest and bureaucratic inertia will be complex. Monetary policymakers in other emerging markets also face challenges in pursuing structural changes that have been delayed because of the easy liquidity generated by monetary easing. Until the impact of these improvements is felt, we feel that the developing world will have to adjust to a slower growth pace amid the economic restructuring. Against this backdrop, we maintain our focus on companies which we think are able to get through difficult times and emerge stronger. We believe that this emphasis on fundamentals may benefit the Fund’s performance in the long term.

Aberdeen Asset Managers Limited

[1]                    The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio Summary (unaudited)

October 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets.

Top 10 Holdings, by Issuer (unaudited)

October 31, 2013

	Holding	Sector	Country	Percent of Net Assets
1.	Aeon Co. M Bhd	Multiline Retail	Malaysia	3.1%

2.	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR	Transportation Infrastructure	Mexico	3.1%
3.	Spar Group Limited	Food & Staples Retailing	South Africa	2.6%
4.	BS Financial Group, Inc.	Commercial Banks	South Korea	2.4%
5.	Jollibee Foods Corp.	Hotels, Restaurants & Leisure	Philippines	2.4%
6.	Clicks Group Limited	Food & Staples Retailing	South Africa	2.3%
7.	Cimsa Cimento Sanayi VE Tica	Construction Materials	Turkey	2.3%
8.	PT AKR Corporindo Tbk	Trading Companies & Distributors	Indonesia	2.3%

9.	Hikma Pharmaceuticals PLC	Pharmaceuticals	United Kingdom	2.2%
10.	O’Key Group S.A. GDR	Food & Staples Retailing	Luxembourg	2.2%

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Total Investment Return (unaudited)

October 31, 2013

The following table summarizes Fund performance compared to the MSCI Emerging Markets Small Cap Index and MSCI EM Infrastructure Index, the Fund’s current and prior benchmarks, respectively, for the 1-year, 3-year, 5-year and 10-year periods annualized as of October 31, 2013.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	0.77%	5.10%	10.81%	12.05%
Market Value	1.04%	4.62%	12.65%	12.79%
MSCI Emerging Markets Small Cap Index(1)	10.61%	(1.29)%	21.93%	13.62%
MSCI EM Infrastructure Index(1)	3.68%	2.52%	11.27%	13.77%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower.See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.52%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.47%.

(1)         Effective April 1, 2013, the benchmark against which the Fund measures its performance changed from the MSCI EM Infrastructure Index to MSCI Emerging Markets Small Cap Index. Fund management believes the MSCI Emerging Markets Small Cap Index more accurately reflects the new investment strategy of the Fund.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments

As of October 31, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—99.1%
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES—94.7%
BRAZIL—13.3%
COMMERCIAL SERVICES & SUPPLIES—1.2%
140,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	$2,159,807
HEALTH CARE PROVIDERS & SERVICES—1.8%
815,000	Odontoprev S.A.	3,368,851
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
173,155	Iguatemi Empresa de Shopping Centers S.A.	1,990,332
156,000	Multiplan Empreendimentos Imobiliarios S.A.	3,662,191
		5,652,523
ROAD & RAIL—2.0%
230,450	Localiza Rent a Car S.A.	3,754,765
SOFTWARE—1.4%
159,000	Totvs S.A.	2,695,661
SPECIALTY RETAIL—1.0%
128,000	Cia Hering	1,859,834
TEXTILES, APPAREL & LUXURY GOODS—1.9%
240,413	Arezzo Industria e Comercio S.A.	3,595,141
TRANSPORTATION INFRASTRUCTURE—1.0%
149,000	Wilson Sons Limited, BDR	1,862,334
	Total Brazil (cost $28,594,273)	24,948,916
CHILE—3.1%
IT SERVICES—0.9%
671,000	Sonda S.A.	1,742,177
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
2,091,814	Parque Arauco S.A.	4,038,661
	Total Chile (cost $7,793,958)	5,780,838
CHINA—2.6%
CHEMICALS—1.4%
2,523,500	Yingde Gases Group Co., Limited(a)	2,584,106
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
2,385,000	Yanlord Land Group Limited(a)	2,365,960
	Total China (cost $5,491,594)	4,950,066
HONG KONG—8.0%
COMMERCIAL BANKS—1.9%
1,936,000	Dah Sing Banking Group Limited(a)	3,646,402
HOTELS, RESTAURANTS & LEISURE—1.2%
664,000	Cafe de Coral Holdings Limited(a)	2,283,128
MARINE—1.6%
4,215,000	Pacific Basin Shipping Limited(a)	3,016,287

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (continued)

As of October 31, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
HONG KONG (continued)
SPECIALTY RETAIL—1.5%
2,958,000	Giordano International Limited(a)	$2,774,718
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,460,000	Texwinca Holdings Limited(a)	1,491,609
TRANSPORTATION INFRASTRUCTURE—1.0%
136,000	Hong Kong Aircraft Engineering Co. Limited(a)	1,823,844
	Total Hong Kong (cost $13,578,561)	15,035,988
INDIA—7.4%
CHEMICALS—1.7%
326,000	Castrol India Limited	1,617,401
85,000	Kansai Nerolac Paints Limited	1,590,664
		3,208,065
CONSTRUCTION MATERIALS—0.9%
581,000	The Ramco Cements Ltd.(a)	1,676,914
IT SERVICES—1.2%
336,000	Mphasis Limited	2,312,990
PERSONAL PRODUCTS—1.8%
238,000	Godrej Consumer Products Limited	3,353,804
PHARMACEUTICALS—0.8%
154,500	Piramal Enterprises Ltd.(a)	1,414,294
ROAD & RAIL—1.0%
153,000	Container Corp. of India	1,892,116
	Total India (cost $15,815,841)	13,858,183
INDONESIA—6.9%
COMMERCIAL BANKS—1.0%
15,300,000	PT Bank Permata Tbk(a)(b)	1,932,622
CONSTRUCTION MATERIALS—1.3%
10,435,500	PT Holcim Indonesia Tbk(a)	2,383,214
FOOD PRODUCTS—1.9%
1,248,000	Petra Foods Limited(a)	3,568,728
METALS & MINING—0.4%
3,717,500	PT Vale Indonesia Tbk(a)	814,132
TRADING COMPANIES & DISTRIBUTORS—2.3%
9,805,500	PT AKR Corporindo Tbk(a)	4,214,155
	Total Indonesia (cost $16,081,785)	12,912,851

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
ISRAEL—0.7%
VENTURE CAPITAL—0.7%
1,674,587	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	$355,598
2,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(e)(f)	102,702
2,750,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(e)(f)	395,697
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(e)(f)	144,846
1,280,969	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(e)(f)	99,378
720,501	(c)	Vidyo, Inc. Trust(a)(b)(e)(f)	90,668
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(e)(f)	140,291
			1,329,180
		Total Israel (cost $6,297,867)	1,329,180
KENYA—1.6%
BEVERAGES—1.6%
797,000		East African Breweries Limited (cost $2,904,972)	2,988,166
LATIN AMERICA—0.0%
VENTURE CAPITAL—0.0%
2,373,756	(c)	JP Morgan Latin America Capital Partners, L.P.(a)(b)(d)(e)(f) (cost $625,157)	36,380
LEBANON—1.1%
COMMERCIAL BANKS—1.1%
225,000		BLOM Bank SAL, GDR (cost $1,984,945)	2,002,500
MALAYSIA—8.0%
AUTOMOBILES—1.0%
683,000		Oriental Holdings Bhd(a)	1,912,979
BEVERAGES—1.9%
225,000		Carlsberg Brewery Malaysia Bhd(a)	912,331
150,000		Fraser & Neave Holdings Bhd(a)	884,868
333,000		Guinness Anchor Bhd(a)	1,825,003
			3,622,202
FOOD PRODUCTS—1.0%
216,000		United Plantations Bhd	1,827,637
MULTILINE RETAIL—3.1%
1,146,000		Aeon Co. M Bhd	5,803,451
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,875,000		SP Setia Bhd	1,824,167
		Total Malaysia (cost $14,805,854)	14,990,436
MEXICO—3.1%
TRANSPORTATION INFRASTRUCTURE—3.1%
210,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR(b) (cost $4,595,808)	5,709,900

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (continued)

As of October 31, 2013

No. of Shares	Description	Value

LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
NETHERLANDS—1.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
90,000	ASM International NV(a) (cost $3,267,945)	$ 2,956,193

NIGERIA—1.6%
BEVERAGES—1.6%
1,886,000	Guinness Nigeria PLC (cost $3,172,325)	2,992,897

OMAN—1.3%
COMMERCIAL BANKS—1.3%
418,000	BankMuscat SAOG, GDR (cost $2,748,457)	2,508,000

PHILIPPINES—2.4%
HOTELS, RESTAURANTS & LEISURE—2.4%
1,100,000	Jollibee Foods Corp.(a) (cost $3,321,417)	4,518,009

POLAND—1.9%
FOOD & STAPLES RETAILING—1.9%
227,000	Eurocash S.A.(a) (cost $3,912,014)	3,487,024

ROMANIA—1.6%
COMMERCIAL BANKS—1.6%
1,065,000	BRD-Groupe Societe Generale(b) (cost $2,544,966)	2,984,458

RUSSIA—1.2%
BEVERAGES—1.2%
113,000	Synergy Co.(a)(b) (cost $2,026,090)	2,254,305

SOUTH AFRICA—10.1%
CHEMICALS—1.9%
1,649,000	African Oxygen Limited	3,536,593

DIVERSIFIED FINANCIAL SERVICE—1.7%
374,000	JSE Limited	3,271,045

FOOD & STAPLES RETAILING—4.9%
693,000	Clicks Group Limited(a)	4,322,202
379,000	Spar Group Limited(a)	4,849,893

		9,172,095

HOTELS, RESTAURANTS & LEISURE—1.6%
228,729	City Lodge Hotels Limited	3,008,935

	Total South Africa (cost $19,242,093)	18,988,668

SOUTH KOREA—4.4%
COMMERCIAL BANKS—2.4%
286,000	BS Financial Group, Inc.(a)	4,591,671

MULTILINE RETAIL—2.0%
14,700	Shinsegae Co., Limited(a)	3,700,779

	Total South Korea (cost $7,009,373)	8,292,450

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2013

No. of Shares		Description	Value

LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
SRI LANKA—1.7%
INDUSTRIAL CONGLOMERATES—1.7%
1,823,076		John Keells Holdings PLC(a) (cost $3,387,295)	$ 3,122,231

THAILAND—5.7%
CONSTRUCTION MATERIALS—1.1%
160,000		Siam City Cement PCL(a)	2,042,574

ELECTRONIC EQUIPMENT, INSTRUMENTS—1.2%
3,050,000		Hana Microelectronics PCL	2,234,217

HEALTH CARE PROVIDERS & SERVICES—1.0%
651,000		Bumrungrad Hospital PCL(a)	1,812,558

MEDIA—1.2%
1,189,000		BEC World PCL(a)	2,223,163

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
1,512,000		Central Pattana PCL(a)	2,325,579

		Total Thailand (cost $12,068,555)	10,638,091

TURKEY—4.6%
COMMERCIAL BANKS—1.0%
1,627,000		Turk Ekonomi Bankasi AS(a)(b)	1,910,553

CONSTRUCTION MATERIALS—2.3%
667,425		Cimsa Cimento Sanayi VE Tica(a)	4,316,181

INSURANCE—1.3%
1,705,000		Aksigorta AS(a)	2,372,397

		Total Turkey (cost $7,328,344)	8,599,131

GLOBAL—0.8%
VENTURE CAPITAL—0.8%
7,248,829	(c)	Emerging Markets Ventures l, L.P.(a)(b)(d)(e)(f)	305,973
2,400,000	(c)	Telesoft Partners II QP, L.P.(a)(b)(e)(f)	1,104,312

		Total Global (cost $3,834,308)	1,410,285

		Total Emerging Countries (cost $192,433,797)	177,295,146

LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES—4.4%
LUXEMBOURG—2.2%
FOOD & STAPLES RETAILING—2.2%
343,000		O’Key Group S.A., GDR (cost $3,991,629)	4,064,550

UNITED KINGDOM—2.2%
PHARMACEUTICALS—2.2%
215,000		Hikma Pharmaceuticals PLC(a) (cost $3,290,393)	4,136,171

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Portfolio of Investments (concluded)

As of October 31, 2013

No. of Shares		Description	Value

LONG-TERM EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES (continued)
UNITED STATES—0.0%
VENTURE CAPITAL—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(a)(b)(d)(e)(f) (cost $359,691)	$ 26,723

		Total Developed Countries (cost $7,641,713)	8,227,444

		Total Long-Term Equity Securities—99.1% (cost $200,075,510)	185,522,590

Principal Amount (000’s)

SHORT-TERM INVESTMENT—0.9%
GRAND CAYMAN—0.9%
$1,663		Wells Fargo, overnight deposit, 0.03%, 11/01/13 (cost $1,663,000)	1,663,000

		Total Investments—100.0% (cost $201,738,510)	187,185,590

		Liabilities in Excess of Cash and Other Assets—0.0%	(38,961)

		Net Assets—100.0%	$ 187,146,629

(a)  Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. (See Note 2).

(b)  Non-income producing security.

(c)  Represents contributed capital.

(d)  As of October 31, 2013, the aggregate amount of open commitments for the Fund is $1,939,250. (See Note 6).

(e)  Illiquid Security.

(f)  Restricted security, not readily marketable. (See Note 6).

ADR American Depositary Receipts.

BDR Brazilian Depositary Receipts.

GDR Global Depositary Receipts.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2013

Assets

Investments, at value (Cost $201,738,510)	$ 187,185,590
Cash (including $44,196 of foreign currencies with a cost of $44,413)	44,712
Dividends receivable	273,259
Prepaid expenses	28,401
Total assets	187,531,962
Liabilities
Investment advisory fees payable (Note 3)	162,050
Directors’ fees payable	32,918
Investments purchased payable	15,604
Investor relations fees payable (Note 3)	7,026
Administration fees payable (Note 3)	3,245
Accrued expenses and other liabilities	164,490
Total liabilities	385,333

Net Assets	$ 187,146,629
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$ 8,247
Paid-in capital	144,512,166
Undistributed net investment income	1,428,466
Accumulated net realized gain on investments and foreign currency related transactions	55,752,822
Net unrealized depreciation on investments and foreign currency translation	(14,555,072)
Net Assets applicable to shares outstanding	$ 187,146,629
Net asset value per share, based on 8,246,665 shares issued and outstanding	$ 22.69

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statement of Operations
For the Year Ended October 31, 2013

Investment Income
Income:
Dividends and other income	$ 5,064,872
Less: Foreign taxes withheld	(396,939)
Total investment income	4,667,933
Expenses:
Investment advisory fees (Note 3)	2,034,243
Custodian’s fees and expenses	204,352
Directors’ fees and expenses	196,213
Legal fees and expenses	99,809
Reports to shareholders and proxy solicitation	86,356
Investor relations fees and expenses (Note 3)	67,660
Independent auditor’s fees and expenses	49,600
Insurance expense	41,394
Administration fees (Note 3)	29,983
Transfer agent’s fees and expenses	29,161
Miscellaneous	41,469
Total expenses	2,880,240
Less: Fee waivers (Note 3)	(87,766)
Net expenses	2,792,474

Net investment income	1,875,459
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions (net of capital gains tax $6,139)*	48,366,864
Foreign currency transactions	(348,873)
Net change in unrealized depreciation of investments and foreign currency translation	(48,762,895)
Net realized and unrealized loss on investments and foreign currency transactions	(744,904)
Net Increase in Net Assets Resulting from Operations	$ 1,130,555

* Includes realized gain portion of distributions from underlying venture capital investments of $199,379.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,875,459	$3,457,884
Net realized gain on investments and foreign currency related transactions	48,017,991	854,950
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(48,762,895)	22,692,729
Net increase in net assets resulting from operations	1,130,555	27,005,563
Dividends and distributions to shareholders from:
Net investment income	(3,224,149)	(2,840,316)
Total increase in net assets resulting from operations	(2,093,594)	24,165,247
Net Assets
Beginning of year	189,240,223	165,074,976
End of year*	$187,146,629	$189,240,223

* Includes undistributed net investment income of $1,428,466 and $3,224,149, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		15

Financial Highlights

	For the Fiscal Years Ended October 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of year	$22.95	$20.02	$20.86	$17.99	$15.24

Net investment income	0.23	0.42	0.41	0.57	0.40
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.10)	2.85	(0.72)	2.69	2.71

Net increase/(decrease) in net assets resulting from operations	0.13	3.27	(0.31)	3.26	3.11

Dividends and distributions to shareholders:
Net investment income	(0.39)	(0.34)	(0.53)	(0.39)	(0.36)

Total dividends and distributions to shareholders	(0.39)	(0.34)	(0.53)	(0.39)	(0.36)

Net asset value, end of year	$22.69	$22.95	$20.02	$20.86	$17.99

Market value, end of year	$20.47	$20.65	$18.03	$19.08	$15.95

Total Investment Return Based on(b):

Market value	1.04%	16.56%	(2.76% )	22.35%	29.52%

Net asset value	0.77%	16.67%	(1.24% )	18.60%	21.35%

Ratio/Supplementary Data

Net assets, end of year (000 omitted)	$187,147	$189,240	$165,075	$172,030	$148,328

Average net assets (000 omitted)	$190,084	$175,613	$169,025	$157,099	$131,494

Ratio of expenses to average net assets, net of fee waivers	1.47%	1.43%	1.50%	1.53%	1.43%

Ratio of expenses to average net assets, excluding fee waivers	1.52%	1.48%	1.55%	1.61%	1.48%

Ratio of net investment income to average net assets	0.99%	1.97%	2.00%	2.97%	2.51%

Portfolio turnover rate	99.18%	5.14%	49.48%	5.36%	90.65%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) (formerly, Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”.

The Fund’s name reflects the new investment policies which were approved by the Fund’s Board of Directors (the “Board”) and also by shareholders at a Special Meeting of Shareholders on March 14, 2013. As a result of these policy changes, effective March 15, 2013, the Fund’s new investment policies are as follows:

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, (iii) alone or on a consolidated basis derive a significant portion of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries; and/or (iv) are denominated in the currency of an emerging market. The Fund may also invest without limit in those markets deemed by the Adviser to be “Frontier” markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets. The Fund will consider that a company or issuer derives a “significant” portion of its annual revenue from a country if the highest concentration of the company’s annual revenue comes from that country as measured by Bloomberg.

Based on current market conditions, the Fund will consider “smaller companies” to be companies that, at the time of purchase, have a market capitalization of less than $5 billion. Some companies may outgrow the definition of a smaller company after the Fund has purchased their securities. These companies continue to be considered “smaller companies” for purposes of the Fund’s minimum 80% allocation to smaller company securities.

The portion of the Fund’s portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions. The Fund will not concentrate its investments in any industry or group of industries. The Fund invests in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock. As a fundamental investment restriction, the Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The approved changes have not altered the Fund’s investment objective of seeking long-term capital appreciation.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2013

official closing price. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable (for reasons other than because the foreign exchange on which they trade closed the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which represented 1.5% of the net assets of the Fund as of October 31, 2013. The capital private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values these securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable input, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$–	$1,912,979	$–	$1,912,979
Beverages	5,981,063	5,876,507	–	11,857,570
Chemicals	6,744,658	2,584,106	–	9,328,764
Commercial Banks	7,494,958	12,081,248	–	19,576,206
Commercial Services & Supplies	2,159,807	–	–	2,159,807
Construction Materials	–	10,418,883	–	10,418,883
Diversified Financial Service	3,271,045	–	–	3,271,045
Electronic Equipment, Instruments	2,234,217	–	–	2,234,217
Food & Staples Retailing	4,064,550	12,659,119	–	16,723,669
Food Products	1,827,637	3,568,728	–	5,396,365
Health Care Providers & Services	3,368,851	1,812,558	–	5,181,409
Hotels, Restaurants & Leisure	3,008,935	6,801,137	–	9,810,072
Industrial Conglomerates	–	3,122,231	–	3,122,231
Insurance	–	2,372,397	–	2,372,397
IT Services	4,055,167	–	–	4,055,167
Marine	–	3,016,287	–	3,016,287
Media	–	2,223,163	–	2,223,163
Metals & Mining	–	814,132	–	814,132
Multiline Retail	5,803,451	3,700,779	–	9,504,230
Personal Products	3,353,804	–	–	3,353,804
Pharmaceuticals	–	5,550,465	–	5,550,465
Real Estate Management & Development	11,515,351	4,691,539	–	16,206,890
Road & Rail	5,646,881	–	–	5,646,881
Semiconductors & Semiconductor Equipment	–	2,956,193	–	2,956,193
Software	2,695,661	–	–	2,695,661
Specialty Retail	1,859,834	2,774,718	–	4,634,552
Textiles, Apparel & Luxury Goods	3,595,141	1,491,609	–	5,086,750
Trading Companies & Distributors	–	4,214,155	–	4,214,155
Transportation Infrastructure	7,572,234	1,823,844	–	9,396,078
Venture Capital	–	–	2,802,568	2,802,568
Short Term Investments	–	1,663,000	–	1,663,000
Total	$86,253,245	$98,129,777	$2,802,568	$187,185,590

Amounts listed as “–“ are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities and the earlier closing of foreign markets for some securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the year ended October 31, 2013, the security issued by Cimsa Cemento Sanayi VE, in the amount of $4,316,181, transferred from Level 1 to Level 2 because there was a fair value factor applied at October 31, 2013. For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2013

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 10/31/2013	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$2,802,568	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$53,124 – ($171,513)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2013
Venture Capital	$3,842,416	$–	$(3,017,972)	$2,687,162	$71,873	$(780,911)	$–	$–	$2,802,568
Total	$3,842,416	$–	$(3,017,972)	$2,687,162	$71,873	$(780,911)	$–	$–	$2,802,568

Change in unrealized appreciation/depreciation relating to investments still held at October 31, 2013 is $(163,348).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)        market value of investment securities, other assets and liabilities at the rate of exchange at Valuation Time; and

(II)     purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four years up to the period ended October 31, 2013 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Effective March 6, 2013, AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the year ended October 31, 2013, AAML earned $2,034,243 for advisory services, of which AAML waived $87,766.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

The Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended October 31, 2013, BBH & Co. earned $29,983 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended October 31, 2013, the Fund incurred fees of approximately $66,117 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (continued)

October 31, 2013

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended October 31, 2013, 2,642 shares were purchased pursuant to the Directors compensation plan. As of October 31, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended October 31, 2013, Fund purchases and sales of securities, other than short-term investments, were $185,489,099 and $187,456,256, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2013 there were 8,246,665 common shares issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 10/31/13	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$1,046,446	$355,598	0.19	$211,330	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,194,943	102,702	0.05	1,386,405	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,548,727	305,973	0.16	7,478,677	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,765,654	395,697	0.21	770,820	–
JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 03/20/08	625,157	36,380	0.02	2,470,984	414,666
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	223,817	144,846	0.08	401,833	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,210,981	99,378	0.05	804,759	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,691	26,723	0.02	2,959,616	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,104,312	0.59	1,109,561	–
Vidyo, Inc. Trust	10/24/12	71,521	90,668	0.05	–	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	784,505	140,291	0.08	1,203,325	–
Total		$11,117,023	$2,802,568	1.50	$18,797,310	$1,939,250

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended October 31, 2013, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2013

possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, smaller companies are usually less stable in and price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced and may continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$194,252,695	$21,719,648	$(28,786,753)	$(7,067,105)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Notes to Financial Statements (concluded)

October 31, 2013

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	October 31, 2013	October 31, 2012
Distributions paid from:
Ordinary Income	$3,224,149	$2,840,316
Total tax character of distributions	$3,224,149	$2,840,316

At October 31, 2013, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed Ordinary Income	$2,847,617
Undistributed Long-Term Capital Gains	46,847,857	*
Unrealized Depreciation	$(7,069,258)
Total accumulated earnings	$42,626,216

*                   During the year ended October 31, 2013, the Fund utilized a capital loss carryforward of $1,712,124, which consisted of $815,248 of short-term pre RIC-Mod losses with an expiration date of 10/31/2018 and $896,876 of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended October 31, 2013, $446,993 has been reclassified from undistributed net investment income and $446,993 to accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to partnership investments. These reclassifications have no effect on net assets or net asset values per share

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2013.

On December 6, 2013 the Board declared the payment of an elective cash distribution to be paid in the amount of $6.02616 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution will be paid in the Fund’s common stock. However, shareholders may to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. For purposes of computing the stock portion of the dividend, the common stock distributed was valued using the average closing price of the Fund’s common shares on NYSE MKT on January 23, 2014 and the two preceding trading days.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
December 23, 2013

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Tax Information (unaudited)

For the fiscal year ended October 31, 2013, the Fund designated approximately $2,488,569, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended October 31, 2013, was $344,419. The amount of foreign source income was $5,090,357. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2013.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2016 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5	Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management since 2010; Director of Credit Suisse Funds since 1990

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1993; current term ends at the 2016 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2006; current term ends at the 2015 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1993; current term ends at the 2014 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007; President of Expreso Morell SA (transportation and logistics) (2009-2012).	3	Director of San Lucas S.A.

Interested Directors

Alexander Zagoreos 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director	Since 2011; current term ends at the 2015 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, World Trust Fund, Alpha Andromeda Fund, and Probank (Athens); Chairman, Utilico Emerging Markets Trust, and The Taiwan Opportunities Fund

*                   Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc. and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas. for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009

Currently, Vice President and Head of Fund Administration US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of AAMI and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

28	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007 as U.S. Counsel.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for AAMI Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*                   As of October 2013, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc.,

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., which has a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

30	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman
James J. Cattano
Steven N. Rappaport
Martin M. Torino
Alexander Zagoreos

Officers

Christian Pittard, President
Jeffrey Cotton, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
Alan Goodson, Vice President
Joanne Irvine, Vice President
Devan Kaloo, Vice President
Jennifer Nichols, Vice President
Nick Robinson, Vice President
Lucia Sitar, Vice President
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser
Aberdeen Asset Managers Limited

Bow Bells House
1 Bread Street
London, United Kingdom

EC4M 9HH

Administrator & Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there’s no substitute for getting to know your investments face-to-face. That’s why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 12 U.S. closed-end funds investing around the world – that’s an awfully big commitment. But it’s just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen’s global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 866-839-5205 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ETF-ANNUAL

Item 2. Code of Ethics.

As of October 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) 1 Tax Fees	(d) All Other Fees
October 31, 2013	$42,600	$0	$7,000	$0
October 31, 2012	$42,600	$0	$7,000	$0

(1) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)          The  Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2013 was $829,457.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, Aberdeen Asset Managers Limited and any Covered Service Providers for the fiscal year ended October 31, 2012 was $2,234,410.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)          The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2013, the audit committee members were:

Enrique R. Arzac

James Cattano

Steven N. Rappaport

Martin Torino

(b)         Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit C and policies of the Investment Adviser are included as Exhibit D.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of January 6, 2014.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Currently Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Osamu Yamagata Investment Manager	Responsible for emerging market equity portfolio management	Currently Investment Manager on the Global Emerging Markets Equity Team. Joined Aberdeen in 2007. He graduated with a Masters in Chemistry from Oxford University and is a CFA Charterholder.
Stephen Parr Investment Manager	Responsible for emerging market equity portfolio management

Currently an Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously he worked for Energis Communications as Head of Strategy.

Mark Gordon-James Senior Investment Manager	Responsible for emerging market equity portfolio management	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(a)(2)  The information in the table below is as of October 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	9	$13,009.77	0	$0
	Pooled Investment Vehicles	25	$31,918.86	0	$0
	Other Accounts	54	$19,988.82	5	$1,551.00

Joanna Irvine	Registered Investment Companies	9	$13,009.77	0	$0
	Pooled Investment Vehicles	25	$31,918.86	0	$0
	Other Accounts	54	$19,988.82	5	$1,551.00

Osamu Yamagata	Registered Investment Companies	9	$13,009.77	0	$0
	Pooled Investment Vehicles	25	$31,918.86	0	$0
	Other Accounts	54	$19,988.82	5	$1,551.00

Stephen Parr	Registered Investment Companies	9	$13,009.77	0	$0
	Pooled Investment Vehicles	25	$31,918.86	0	$0
	Other Accounts	54	$19,988.82	5	$1,551.00

Mark Gordon-James	Registered Investment Companies	9	$13,009.77	0	$0
	Pooled Investment Vehicles	25	$31,918.86	0	$0
	Other Accounts	54	$19,988.82	5	$1,551.00

Total assets are as of October 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.61.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2013
Devan Kaloo	0
Joanna Irvine	0
Osamu Yamagata	0
Stephen Parr	0
Mark Gordon-James	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2012 through November 30, 2012	0	0	0	824,667
December 1, 2012 through December 31, 2012	0	0	0	824,667
January 1, 2013 through January 31, 2013	0	0	0	824,667
February 1, 2013 through February 28, 2013	0	0	0	824,667
March 1, 2013 through March 31, 2013	0	0	0	824,667
April 1, 2013 through April 30, 2013	0	0	0	824,667
May 1, 2013 through May 31, 2013	0	0	0	824,667
June 1, 2013 through June 30, 2013	0	0	0	824,667
July 1, 2013 through July 31, 2013	0	0	0	824,667
August 1, 2013 through August 31, 2013	0	0	0	824,667
September 1, 2013 through September 30, 2013	0	0	0	824,667
October 1, 2013 through October 31, 2013	0	0	0	824,667
Total	0	0	0	824,667

1  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There have been no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

(Formerly Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.)

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 6, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 6, 2014